Jerome A. Peribere President & CEO Carol P. Lowe Senior Vice President & CFO Barclays Industrial Select Conference, February 20, 2014 Company Overview Exhibit 99.1

These materials contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “estimates,”
“expects,” “intends,” “may,” “plans to,” “will” and similar expressions. These statements reflect our beliefs and expectations as to future events and trends affecting our business, our consolidated financial position and our results of operations. Examples of these forward-looking statements include expectations regarding our anticipated effective income tax rate, the potential cash tax benefits associated with the W. R. Grace & Co. settlement, potential volume, revenue and operating growth for future periods, expectations and assumptions associated with our restructuring programs, availability and pricing of raw materials, success of our growth initiatives, economic conditions, and the success of pricing actions. A variety of factors may cause actual results to differ materially from these expectations, including general domestic and international economic and political conditions, changes in our raw material and energy costs, credit ratings, the success of restructuring plans, currency translation and devaluation effects, the competitive environment, the effects of animal and food-related health issues, environmental matters, and regulatory actions and legal matters. For more extensive information, see “Risk Factors” and “Cautionary Notice Regarding Forward-
Looking Statements,” which appear in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange
Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. While we
may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events, or otherwise.
Our management uses non-U.S. GAAP financial measures to evaluate the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors.
We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the Company's performance, especially when comparing such results to previous periods or forecasts. Please see Sealed Air’s February 6, 2014 earnings press release, supplement and presentation available on our website for important information about the use of non-U.S. GAAP financial measures relevant to this presentation, including applicable reconciliations to U.S. GAAP financial measures.
Website Information
We routinely post important information for investors on our website, www.sealedair.com, in the "Investor Relations" section. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.
Safe Harbor and Regulation G Statement

VISION:
To create a better way for life
We Re-imagine ™ the industries we serve to
create a world that feels, tastes and
works better.
MISSION:
2013
FINANCIALS:
Total Sales: $7.7B; Free Cash Flow: $509M
Adjusted EBITDA, excl SARs: $1.038B

• Engineered Solutions & Packaging Systems
• Packaging Design & Testing
• Lean Six Sigma Expertise
• Service & Support
• Packaging/Hygiene Solutions
• Engineering Plant Designs
• Full Range of Equipment/Systems
• Manage Water, Energy
• Building & Kitchen Care Services
• Infection Prevention
• Fabric Care
• Consulting Services & Consumer Brands
How We Deliver Value
2013 Sales: $1.6B
24% of 2013
Adj. EBITDA
2013 Sales: $2.2B
21% of 2013
Adj. EBITDA, excl SARs
2013 Sales: $3.8B
55% of 2013
Adj. EBITDA, excl SARs

DISTRIBUTION ACCOUNTS
FOR APPROX. 65% OF SALES
Who We Serve
DIVERSEY CARE PRODUCT CARE FOOD CARE
TOP 20 CUSTOMERS
ACCOUNT FOR NEARLY 20%
OF SALES; DISTRIBUTION
ACCOUNTS FOR APPROX.
35% OF SALES
TOP 20 CUSTOMERS
ACCOUNT FOR APPROX.
25% OF SALES

DIVERSEY CARE PRODUCT CARE FOOD CARE
31%
Fresh Red Meat
Dairy Solids
Other Food
Smoked & Processed
Poultry
Beverages
11%
17%
16%
12%
13%
43%
Consumer Applications
Industrial/Manufacturing
E-Commerce
3PL/Fulfillment
General Protection
18%
13%
14%
12%
10%
12%
11%
11%
35%
11%
Building Service Contractors
Health Care
Other
Food Service
Retail
Hospitality
Distribution
10%
GLOBAL ADDRESSABLE
MARKET: APPROX. $5B
ESTIMATED GLOBAL
MARKET SHARE: 32%
GLOBAL ADDRESSABLE
MARKET: APPROX. $28B
ESTIMATED GLOBAL
MARKET SHARE: 8%
GLOBAL ADDRESSABLE
MARKET: APPROX. $20B
ESTIMATED GLOBAL
MARKET SHARE: 19%
Source: Sealed Air Estimates
2013 Net Sales by End Market

DIVERSEY CARE PRODUCT CARE FOOD CARE SEALED AIR North America Europe Latin America AMAT Japan/ANZ 2013 Net Sales by Region 8% 7

Total Company Net Sales Bridge
1.7% Reported
2.7% Constant Currency
2013 Net Sales
7,691
-76
Foreign Exchange Price/Mix
+94
Volume
+114
2012 Net Sales
7,559
($ in millions)
• Constant currency 2013 sales growth in every region, except for a slight decline Europe
• Sales in Developing Regions increased 9% in constant currency and accounted for 26% of 2013 net sales

DIVERSEY CARE
Net Sales by Division
PRODUCT CARE
FOOD CARE
Packaging
Hygiene
3,049
3,106
691
705
3,740
3,811
2012 2013
9
* Constant Currency Net Sales Growth: 3.3% * Constant Currency Net Sales Growth: 2.0%
* Constant Currency Net Sales Growth: 2.4%
($ in millions)
1.9%*
1.4%*
1.9%*

1,038
41
40
112
981
5.8%
2013
Adj.
EBITDA
Other/FX
(2)
-61
Perf-
based
Incentive
Comp
(1)
-41
SG&A/
Other
-34
Mix &
Price/
Cost Spread
Volume Cost
Synergies
2012
Adj. EBITDA
Adjusted EBITDA, excluding SARs
(1) Performance-based incentive  compensation includes an increase of $25M for the  annual incentive plan & $16M of non-cash profit sharing expenses in U.S.
(2) Others include ($46M) supply chain costs primarily related to non-material inflation; FX: ($5.9M)
Adjusted EBITDA Margin, excl SARs:
2013: 13.5%
2012: 13.0%
($ in millions)

DIVERSEY CARE
Adj. EBITDA, excl SARs, by Division
PRODUCT CARE
FOOD CARE
25
20
58
Cost
Synergies
2012
535
-13
+8%
SG&A
-21
Perf-
based
Incentive
Comp
-24
Other/
FX*
579
Mix &
Price/Cost
Spread
Volume 2013
Adj. EBITDA Margin, excl SARs:
2013: 15.2%
2012: 14.3%
20
5
34
2013
223
Other/
FX*
-25
Perf-
based
Incentive
Comp
-7
SG&A
-14
Mix &
Price/Cost
Spread
Volume Cost
Synergies
2012
210
+6%
* Other includes ($12M) supply chain costs primarily related to non-material inflation
& inventory obsolescence; Also includes bad debt allowance of ($4M) recorded in
Q3 for large customer in AMAT; FX: ($1.2M)
* Other includes ($13M) supply chain costs primarily related to non-material inflation;
FX: ($3.9M)
16
19
Volume Cost
Synergies
2012
250
Other/
FX*
247
2013
-1%
Mix &
Price/Cost
Spread
-9
SG&A
-7
Perf-
based
Incentive
Comp
-17
-6
* Other includes ($12M) supply chain costs primarily related to LIFO adjustment &
non-material inflation; FX: ($1.0M)
Adj. EBITDA Margin, excl SARs:
2013: 10.3%
2012: 9.8%
Adj. EBITDA Margin:
2013: 15.4%
2012: 15.8%

($ in millions)

SIGNIFICANT YoY IMPROVEMENT

Year Ended December 31
Free Cash Flow
(1) Profit sharing expense is funded with Sealed Air stock
(2) Accounts Receivable, Inventories & Accounts Payable
($ in millions)
($ in millions)
Free Cash Flow 2012 2013
Adjusted Net Earnings $193 $263
Depreciation and Amortization        317        308
Profit sharing expense
(1)
         19          35
Settlement agreement & Other Non-Cash Interest          61          67
Restructuring Payments       (103)       (107)
Tax Payments       (109)       (111)
SARs Payments         (24)         (46)
Net change in working capital items
(2)
        (77)          96
Other        117        120
Cash Flow from Operations $394 $625
Capital Expenditures       (123)       (116)
Free Cash Flow $271 $509
Year Ended
December 31

Liquidity & Net Debt

Liquidity Position
Net Debt
Lower net debt as a result of cash
generated from operating activities &
asset sales, partially offset by capital
expenditures & dividend payments
($ in millions)

71
234
391
2
694
420
750
425
750
425
450
82
45
96
2014 2015 2016 2017 2018 2019 2020 2021 2023 2033
Credit Facility Term Loans Credit Facility Revolver Senior Notes Short Term Borrowings AR Securitization
8.125%
6.5%
8.375%
5.25%
6.875%
Pro Forma Debt Maturity Schedule (1)
14
($ in millions)
Weighted Average
Interest Rate:
Approx. 5.6%
2014
• Funded W. R. Grace & Co. Settlement on February 3, 2014 with $555 million of accumulated cash and cash equivalents and $375 million from committed credit facilities
• Repaid 12% $150M Senior Notes on February 14, 2014
(1) As of December 31, 2013, pro forma  for payment of Grace and 12% Senior Notes in Q1 2014.

De-Leveraging Balance Sheet

• De-leveraging balance sheet to optimize capital structure that can be sustained throughout-out end market cycles and economic downturns
• Return excess cash to shareholders
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
2010 2011
(Diversey
Acquisition)
2012 2013 2014E 2015E 2016E
Net Debt Net Debt/Adjusted EBITDA

Adjusted EBITDA: $1.05B – $1.07B
(D&A: $315M; Interest Expense: $295M)
Net Sales: Approx. $7.7B
(Organic growth offset by product rationalization and more than 2% unfavorable FX)
2014 Outlook
Adjusted EPS: $1.50 – $1.60
(Anticipated core tax rate of approx. 25%)
Free Cash Flow: Approx. $410M
(Assumes: Approx. $170M capex, $150M cash restructuring and $280M cash interest expense)
Note: Adjusted EPS includes $0.12 benefit related to the W.R. & Co. Settlement agreement.
Adjusted EBITDA is net of $40M of non-cash profit sharing
Adjusted EBITDA and EPS exclude the potential impact of SARs & the impact of special items.

Implementing sales &
marketing and pricing
effectiveness;
Rationalizing portfolio
Investing for higher
margin growth
• Optimize portfolio & re-segment markets
• Optimize supply chain network
• Drive incremental profit capture through pricing
• Build out hygiene portfolio and drive synergy sales
Getting the basics right &
creating path for quality
growth
How We Are Getting Fit
• Innovate with focus on differentiation & ROI
• Higher participation in emerging markets
• Build critical mass in the US market
• Right pricing mechanisms for higher profit capture
• Implement new sales tools & pricing disciplines
• Change in ownership of pricing decisions
• Rationalize low return General Use globally
• Grow solutions with higher returns 17

Evolve offer comprised
of high value,
differentiated solutions
Drive higher margin
revenue through
innovation & value-add
• Develop new technology to improve processor yields
• Reduce food safety risk throughout food chain
• Reduce waste through end-to-end innovation
• Provide integrated systems to drive efficiency
Transform towards
knowledge-based
business model
How We Will Change The Game
• Provide lowest Total Cost of Ownership (TCO) by
integrating data, equipment & applications
• Establish smart service programs for strategic
sectors
• Provide focused solutions for e-commerce,
fulfillment & other target market segments
• Develop new products and solutions to capitalize on
changing market opportunities

Appendix

Net Sales Performance
Product Price/Mix & Volume

By Division 2013
Food Care 1.6%
Diversey Care 1.5%
Product Care (0.2%)
Medical/New Ventures 2.3%
Total 1.2%
By Region 2013
North America 1.5%
Europe (0.2%)
Latin America 5.1%
AMAT 2.0%
JANZ (0.6%)
Total 1.2%
Product Price/Mix (% Change)
By Division 2013
Food Care 1.7%
Diversey Care 0.5%
Product Care 2.6%
Medical/New Ventures (1.2%)
Total 1.5%
By Region 2013
North America 0.6%
Europe (0.1%)
Latin America 4.6%
AMAT 6.8%
JANZ 1.1%
Total 1.5%
Volume (% Change)
By Division 2013
Food Care 3.3%
Diversey Care 2.0%
Product Care 2.4%
Medical/New Ventures 0.6%
Total 2.7%
By Region 2013
North America 2.1%
Europe (0.3%)
Latin America 9.7%
AMAT 8.8%
JANZ 0.5%
Total 2.7%
Constant Dollar Sales (% Change)

2013 Adj. EPS Calculation

Reported U.S. GAAP Measures :
• Q4 2013 Operating Income: $172.6M; Net Income: $3.6M; 2013 Operating Income: $602.1M; Net Income: $93.7M
• Q4 2013: Recognized $0.11 in discontinued operations, including $0.10 per share gain on Medical Rigids sale
• 2013: Recognized $0.14 in discontinued operations, including $0.10 per share gain on Medical Rigids sale
($ in millions, except Adjusted EPS)
(1) Comprised of $160.2M of property and equipment
depreciation, $123.2M of amortization of intangibles and
$24.1M of share-based compensation, net of ($5.3M)
special items
(2) Additional detail on cash-settled stock appreciation rights
(“SARs”) granted as part of the Diversey acquisition is
provided in Sealed Air’s February 6, 2014 earnings press
release and supplementary information
2013 Adjusted EBITDA, excl SARs $1,038.0
Depreciation and amortization
(1)
302.2
Interest expense 361.0
Stock Appreciation Rights (SARs)
(2)
38.1
Adjusted pre-tax earnings $336.7
Core taxes (21.8%) 73.5
Adjusted net earnings $263.2
Diluted Shares 213.5
2013 Adjusted EPS $1.23
2013 Adjusted EPS, excl SARs $1.39

GAAP Operating Profit (Loss) (1)
(1) The supplementary information included in this presentation can be found in  Sealed Air’s February 6, 2014 earnings press release, which is preliminary and subject to change prior to the filing of our upcoming Annual Report on Form 10-K with the  Securities and Exchange Commission.
(2) In December 2013, we completed the sale of our rigid medical packaging business (“Medical Rigids”). The financial results of the Medical Rigids business are reported as discontinued operations, net of tax, and, accordingly all previously reported financial information has been revised.
2013 2012 2013 2012
Revised
(2)
Revised
(2)
Operating profit (loss):
   Food Care $ 119.6     $ (95.0)       $ 431.4     $ (170.9)
         As a % of Food Care net sales 11.8% (9.6)        % 11.3% (4.6)         %
   Diversey Care 11.2       (322.4)     57.9       (1,278.4)
         As a % of Diversey Care net sales 2.1% (60.4)      % 2.7% (60.0)       %
   Product Care 56.7       56.9        200.4     207.5
         As a % of Product Care net sales 13.4% 14.0% 12.5% 13.1%
   Other Category: Medical Applications business and New Ventures (1.9)       (24.5)       (12.7)      (36.0)
         As a % of Medical Applications and New Ventures net sales (6.2)       % (86.0)      % (11.4)      % (32.8)       %
   Total segments and other category 185.6     (385.0)     677.0     (1,277.8)
         As a % of total net sales 9.2% (19.7)      % 8.8% (16.9)       %
Costs related to the acquisition and integration of Diversey 0.4        2.6         1.1         7.4
Restructuring and other charges 12.6       32.4        73.8       142.5
   Total $ 172.6     $ (420.0)     $ 602.1     $ (1,427.7)
         As a % of total net sales 8.6% (21.5)      % 7.8% (18.9)       %
December 31, December 31,
(Unaudited, $ in millions)
Year Ended
Three Months Ended